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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 2006

                           GAMBINO APPAREL GROUP, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      333-107826            02-0656132
(State or other jurisdiction of          (Commission         (I.R.S. Employer
 incorporation or organization)          File Number)       Identification No.)

               5447 NW 42nd Avenue
                  Boca Raton, FL                         33496
           Address of principal offices                 Zip Code

Registrant's telephone number including area code: 561-995-4625
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))




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The  following  current  report  under  Section  13 or 15(d)  of the  Securities
Exchange Act of 1934 is filed pursuant to Rule 13a-ll or Rule 15d-11:

Item 1.02 Termination of a Material Definitive Agreement


         As reported on Form 8-K filed by the Registrant on March 30, 2006, on March 28, 2006, Intelligent Security Networks, Inc., a Delaware corporation ("ISNI"), Gambino Apparel Group, Inc., a Florida corporation ("GAGI") and the shareholders of GAGI (the "Exchanging Shareholders") entered into that certain Agreement For Purchase and Sale of Stock and Plan of Reorganization (the
"Exchange Agreement") whereby ISNI intended to acquire all of the issued and outstanding shares of common stock of GAGI owned by the Exchanging Shareholders (the "Target Shares") in exchange for a number of shares (the "Exchange Shares") of ISNI. The Exchange Agreement provided for a mechanism for the termination of the Exchange Agreement and the unwinding of the transactions contemplated by the Exchange Agreement in the event that certain conditions, as specified in the Exchange Agreement (collectively, the "Conditions"), did not occur.

         The Conditions have failed to occur, and on August 15, 2006 (the "Rescission Effective Date"), ISNI, GAGI and the Exchanging Shareholders (collectively, the "Parties") entered into a Rescission Agreement (the "Rescission Agreement"), the effect of which is to rescind the Exchange Agreement and unwind each and every transaction contemplated by the Exchange Agreement (the "Rescission"). As a result of Rescission each Party has been restored to the same position as existed as if the Exchange Agreement had never been executed and, in particular, but not as a limitation, the Registrant will remove any reference to "Gambino Apparel Group" from its name.

         Accordingly, as between the Registrant and Gambino Apparel Group and the directors and officers thereof, neither Gambino Apparel Group nor any director or officer thereof shall have any responsibility whatsoever for complying with any of the reporting requirements applicable to the Registrant in connection with the Exchange Agreement, the Rescission Agreement or any of the transactions contemplated thereunder pursuant to the provisions of the Securities Act of 1933, as amended (the "Act") and the rules and regulations promulgated thereunder and the provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder.


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         The  Rescission  Agreement is set forth as Exhibit 99.1 of to this Form
8-K.


Item 5.02(b) Departure of Directors  or Principal Officers; Election of
             Directors; Appointment of Principal Officers


         Pursuant to the Rescission Agreement, each director and officer of the Registrant on the Rescission Effective Date shall be deemed to have retroactively resigned, and simultaneously therewith, William Reilly ("Reilly") shall be deemed to have been appointed as a director and President of the Registrant and Thomas Hagan ("Hagan") shall be deemed to have been appointed as a director and Secretary of the Registrant.































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                                   SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:   August 16, 2006
                                        Gambino Apparel Group, Inc.
                                        (Name to be changed pursuant
                                        to Rescission Agreement)


                                        By:/s/William J. Reilly
                                        ------------------------------------
                                        WILLIAM J. REILLY
                                        President




























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